UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

July 3, 2012

EVCARCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)
333-158293	26-3526039
(Commission File Number)	(IRS Employer Identification No.)
7703 Sand St Fort Worth, TX	76118
(Address of Principal Executive Offices)	(Zip Code)

817-595-0710

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

On July 3, 2012, EVCARCO, Inc. (“we”, “us” or the “Company”) entered into a Stock Purchase Agreement with American Rodsmiths, Inc., a Texas corporation (“ARI”), to acquire seventy-five percent (75%) of ARI’s outstanding common stock for a combination of cash and equity. The transaction contemplated pursuant to the Agreement is expected to close in July 2012, after the completion of a due diligence period. At such time ARI shall become a subsidiary of our Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit Number	Description
10.1	Stock Purchase Agreement
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVCARCO, INC.

Date: July 3, 2012	By:	/s/ Gary Easterwood
Name: Gary Easterwood
Title: CEO/President

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